Exhibit 99.1
Contact: Mark J. Grescovich, President & CEO Peter J. Conner, CFO (509) 527-3636
News Release

BANNER CORPORATION ANNOUNCES PRICING OF SUBORDINATED NOTES OFFERING

WALLA WALLA, WA. – June 25, 2020 - Banner Corporation (NASDAQ GSM: BANR) ("Banner"), the parent company of Banner Bank and Islanders Bank (the “Banks”), today announced the pricing of its public offering of $100.0 million aggregate principal amount of 5.00% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The price to the public is 100% of the principal amount of the Notes. Interest on the Notes initially will accrue at a rate equal to 5.00% per annum from and including June 30, 2020 to, but excluding, June 30, 2025 or the earlier redemption date, payable semi-annually in arrears. From and including June 30, 2025 to, but excluding, June 30, 2030 or the earlier redemption date, interest will accrue at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the indenture relating to the Notes), plus a spread of 489 basis points, payable quarterly in arrears. The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The offering is expected to close on June 30, 2020, subject to the satisfaction of customary closing conditions.
BofA Securities, Inc. and Piper Sandler & Co. are acting as book-running managers for the offering.
The Company estimates that the net proceeds of the offering will be approximately $98.5 million, after deducting underwriting discounts and commissions, but before deducting estimated transaction expenses payable by the Company. The Company intends to use the net proceeds of the offering for general corporate purposes, which may include providing capital to support its growth organically or through strategic acquisitions, repayment or redemption of outstanding indebtedness, the payment of dividends, financing investments and capital expenditures, repurchasing shares of its common stock, and for investments in the Banks as regulatory capital.
The offering is being made by means of a prospectus supplement and accompanying base prospectus. The Company has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement (File No. 333-239159) and a preliminary prospectus supplement to the base prospectus contained in the registration statement for the Notes to which this communication relates. The Company will file a final prospectus supplement relating to the Notes. Prospective investors should read the prospectus supplement and the base prospectus in the registration statement and other documents the Company has filed or will file with the SEC for more complete information about the Company and the offering.
Copies of these documents, when available, can be obtained for free by visiting the SEC’s website at www.sec.gov, or may be obtained by contacting BofA Securities, Inc. by email at dg.prospectus_requests@bofa.com or Piper Sandler & Co. by email at FSG-DCM@psc.com.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the

BANR – Press Release
June 25, 2020

requirements of Section 10 of the Securities Act of 1933, as amended. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the registration statement or prospectus relating thereto.

About Banner Corporation
Banner Corporation is a $12.78 billion bank holding company operating two commercial banks in four Western states through a network of branches offering a full range of deposit services and business, commercial real estate, construction, residential, agricultural and consumer loans.  Visit Banner Bank on the Web at www.bannerbank.com.
Forward-looking Statements
This press release contains statements that are considered forward-looking statements within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of Banner Corporation (referred to below as “we,” “us” or “our”) and its subsidiaries. Our ability to predict results or the actual effects of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. The novel coronavirus disease, or COVID-19, pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways.

Other factors that could cause or contribute to such differences include, but are not limited to:  the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses, which could necessitate additional provisions for credit losses, resulting both from loans originated and loans acquired from other financial institutions; results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for credit losses or writing down of assets or impose restrictions or penalties with respect to Banner's activities;  competitive pressures among depository institutions;  interest rate movements and their impact on customer behavior and net interest margin; the impact of repricing and competitors' pricing initiatives on loan and deposit products; fluctuations in real estate values;  the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; the ability to access cost-effective funding; changes in financial markets;  changes in economic conditions in general and in Washington, Idaho, Oregon and California in particular;  the costs, effects and outcomes of litigation;  legislation or regulatory changes, including but not limited to the impact of the Dodd-Frank Act and regulations

BANR – Press Release
June 25, 2020

adopted thereunder, changes in regulatory capital requirements pursuant to the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities;  changes in accounting principles, policies or guidelines; future acquisitions by Banner of other depository institutions or lines of business; future goodwill impairment due to changes in Banner's business, changes in market conditions, including as a result of the COVID-19 pandemic or other factors; natural disasters, war, terrorist activities or civil unrest and their effects on economic and business environments in which we operate; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; and other risks detailed from time to time in our filings with the SEC including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic. You are cautioned not to place undue reliance on any forward-looking statements which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this prospectus supplement, whether as a result of new information, future events or otherwise, except as required by federal securities law.